Exhibit 99.9

SUBORDINATION AGREEMENT
This SUBORDINATION AGREEMENT (this "Agreement"), dated as of January 13, 2017, is entered into by and among Dr. Michael G. Mathews ("Mathews") and Michael H. McMillan ("McMillan," and together with Mathews, sometimes collectively referred to herein as "Subordinate Creditors," and each individually as a "Subordinate Creditor"), Auxilio, Inc., a Nevada corporation ("Parent"), and Avidbank, a California banking corporation, in its capacity as contractual representative for itself and the other Lenders party to the Senior Credit Agreement hereinafter defined ("Agent"), with reference to the following facts:
R E C I T A L S
A. Parent is entering into that certain Stock Purchase Agreement, dated as of January 13, 2017 (the "Purchase Agreement"), with Subordinate Creditors and CynergisTek, Inc., a  Texas corporation ("CynergisTek").
B. Pursuant to the terms and conditions of the Purchase Agreement, (i) Parent will issue promissory notes (the "Subordinate Notes") to Subordinate Creditors in the original principal amount of $4,500,000 each; and (ii) Parent may be required to pay to Subordinate Creditors the Earn-Out Payment (hereinafter defined) in the aggregate amount of up to $7,500,000.
C. Parent, Auxilio Solutions, Inc., a California corporation ("Solutions"), Delphiis, Inc., a California corporation ("Delphiis"), CynergisTek, and one or more additional direct or indirect Subsidiaries of Parent, hereafter acquired or formed, which become party to the Senior Credit Agreement (hereinafter defined) (Parent, Solutions, Delphiis, CynergisTek and such other Subsidiaries are sometimes individually referred to therein as a "Borrower" and collectively referred to therein as "Borrowers") on the one hand, and the financial institutions from time to time parties to the Senior Credit Agreement (hereinafter defined) as Lenders, and Agent, on the other hand, are concurrently herewith entering into that certain Amended and Restated Credit Agreement, dated of even date herewith (as may be amended, restated or Refinanced from time to time, the "Senior Credit Agreement").
D. Pursuant to the Senior Credit Agreement, Parent is executing and delivering to Senior Lenders (hereinafter defined) those certain Notes (as defined in the Senior Credit Agreement), dated as of even date herewith, in the original principal amount of $19,000,000 (together with any other promissory notes that Parent may at any time execute in favor of Senior Lenders, as any of them may be amended, restated or Refinanced from time to time, are collectively referred to herein as the "Senior Notes").
E. Each Subordinate Creditor agrees that the financing transactions contemplated by the Senior Credit Agreement are in such Subordinate Creditor's best interest, and each Subordinate Creditor acknowledges that Agent and Senior Lenders will not enter into the Senior Credit Agreement, absent the execution and delivery of this Agreement by Subordinate Creditors.

F. Accordingly, in order to induce Agent and Senior Lenders to enter into the Senior Credit Agreement and consummate the transactions contemplated therein, each Subordinate Creditor has agreed to enter into this Agreement in order to subordinate the payment, performance, and priority of all Subordinate Debt to the payment, performance, and priority of all Senior Debt (hereinafter defined), all as set forth in the succeeding provisions of this Agreement (which shall control over any conflicting or inconsistent recitals above).
A G R E E M E N T S
In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1. Defined Terms.  As used in this Agreement, the following terms shall have the respective meanings indicated:
"Bank Product Obligations" has the meaning given to such term in the Senior Credit Agreement.
"Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor statute.
"Bankruptcy Law" means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors.
"Blockage Notice" means a written notice from Agent or its representatives to Subordinate Creditors (with a copy to Parent) stating that a Senior Default exists or that a Senior Default would result on a Pro Forma Basis from the making of the applicable payment that would otherwise be a Permitted Payment of the type described in clauses (b), (c), and (d) of the definition thereof set forth herein.
 "Collateral Assignment" means that certain Collateral Assignment of Rights Under Purchase Agreement dated as of January 13, 2017, by and among Parent and Subordinate Creditors.
"Debt" is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Parent which may be, from time to time, directly or indirectly incurred by Parent including, but not limited to, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities, and obligations owed or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of action, judgments, decrees, remedies, security interests, or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.
 "Earn-Out Payments" is defined in the Purchase Agreement.

"Enforcement Action" shall mean (a) to exercise any right of set-off in respect of the Subordinate Debt against Parent, (b) to sue for payment of, or to initiate or participate with others in any suit, action or Insolvency Proceeding against Parent to enforce payment of or to collect the whole or any part of the Subordinate Debt, (c) to accelerate the Subordinate Debt, or (d) to take any action under the provisions of any state or federal law, or under any of the Subordinate Debt Documents, to foreclose upon, take possession of or sell any collateral in respect of the Subordinate Debt. For the avoidance of doubt, Enforcement Actions shall not include (i) accrual of late fees or interest (including default interest) or capitalization of unpaid fees and interest to principal, (ii) conversion of unpaid Subordinated Debt into equity of Borrowers, or (iii) taking legal action solely to the extent necessary to toll the running of any applicable statute of limitation.
"Insolvency Proceeding" means: (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to Parent; (b) any other voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation or other similar case or proceeding with respect to Parent, or with respect to a material portion of its assets; (c) any liquidation, dissolution, or winding up of Parent whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Parent.
"Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement or other preferential arrangement, charge or encumbrance (including, any conditional sale or other title retention agreement, or finance lease) of any kind.
"Maximum Senior Credit Commitment" means $20,000,000.
"Maximum Senior Debt Amount" means at any time of calculation (A) the Maximum Senior Credit Commitment, plus (B) the aggregate of any accrued and unpaid interest, fees, attorneys' fees, costs, charges, and expenses, payable under the Senior Loan Documents or in respect thereof; plus (C) Protective Advances, plus (D) the aggregate amount of Bank Product Obligations.
"Paid in Full" or "Payment in Full" mean the payment in full in cash of all Senior Debt, and termination of all commitments to lend under the Senior Loan Documents or any Refinancing thereof.
"Parent" is defined in the Preamble hereof.
"Paying Party" is defined in Section 3(a) below.
"Permitted Payments" means (a) payment of the Purchase Price (as defined in the Purchase Agreement as in effect as of the date hereof) (other than the Earn-Out Payment) on the Closing Date, (b) regularly scheduled payments (but no prepayments) of interest and principal due on the Subordinate Notes, pursuant to the terms and conditions of the Subordinate Notes, as in effect as of the date hereof; provided that Agent has not delivered a Blockage Notice (that has not been rescinded) to Subordinate Creditors, (c)  payment of the Earn Out Payment pursuant to the terms and conditions of the Purchase Agreement, as in effect as of the date hereof; provided that Agent has not delivered a Blockage Notice (that has not been rescinded) to Subordinate Creditors, and (d) the balloon payment of the remaining principal and accrued interest due on the Subordinate Notes on January 13, 2020; provided that Agent has not delivered a Blockage Notice (that has not been rescinded) to Subordinate Creditors; and provided, further, that if the Fixed Charge Coverage Ratio (as defined in the Senior Credit Agreement) as of the maturity of the Subordinate Notes, after giving effect to the balloon payment described above, is less than or equal to 1.15:1.00 on a Pro Forma Basis, the maturity of the Subordinate Notes shall be automatically extended to January 13, 2021 and the quarterly payments of principal and accrued interest shall continue on the same thirty-six (36) month amortization schedule set forth in the Subordinate Notes (including the quarterly payment due January 13, 2020), subject to clause (b) above.  Clause (d) hereof shall be deemed an amendment to the Subordinate Notes.  For clarity, payments of regularly scheduled interest and principal that were not paid as a result of a Blockage Notice shall be considered Permitted Payments when the Blockage Notice is required to be rescinded by Agent pursuant to Section 2(b).

 "Pro Forma Basis" means for purposes of paying Permitted Payments of the type described in clauses (b), (c), and (d) of the definition thereof set forth herein, the calculation of all financial covenants set forth in Section 6.15 of the Senior Credit Agreement on a pro forma basis after giving effect to such Permitted Payments as if such Permitted Payments had been paid on the first day of Parent's fiscal month most recently ended for which the financial statements are available, determined by Parent in good faith.
"Protective Advances" has the meaning given to such term in the Senior Credit Agreement.
 "Purchase Agreement" is defined in Recital A above.
"Refinance" means, in respect of any indebtedness, to refinance, extend, renew, defease, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers and/or agents.  "Refinanced" and "Refinancing" shall have correlative meanings.
"Reorganization Subordinated Securities" means (a) any equity securities issued in substitution of all or any portion of the Subordinate Debt that are subordinated in right of payment to the Senior Debt (or any notes or other securities issued in substitution of all or any portion of the Senior Debt), and (b) any notes or other debt securities issued in substitution of all or any portion of the Subordinate Debt that are subordinated to the Senior Debt (or any notes or other securities issued in substitution of all or any portion of the Senior Debt) to the same extent that the Subordinate Debt is subordinated to the Senior Debt pursuant to the terms of this Agreement.  All Reorganization Subordinated Securities shall be on terms reasonably satisfactory to Senior Lenders, and shall constitute Subordinate Debt that is subject to the terms of this Agreement.
"Senior Credit Agreement" is defined in Recital C above.

"Senior Debt" means all Debt of Parent owing to Agent and Senior Lenders (or any of them), including all Obligations (as defined in the Senior Credit Agreement), whether now existing or hereafter arising, including all principal, premium, interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, obligations with respect to Letters of Credit and Bank Product Obligations (as those terms are defined in the Senior Credit Agreement), obligations to post cash collateral in respect of Letters of Credit or Bank Product Obligations or indemnities in respect thereof, any other indemnities or guarantees, and all other amounts payable under or secured by any Senior Loan Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding, or that would have accrued or become due under the terms of the Senior Loan Documents but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding), in each case whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.  Notwithstanding the foregoing, solely as between Agent and Senior Lenders, on the one hand, and Subordinate Creditors, on the other hand, the amount of any Debt of Parent owing to Agent and Senior Lenders (or any of them) that is in excess of the Maximum Senior Debt Amount shall not be Senior Debt.
"Senior Default" means an "Event of Default" under the Senior Credit Agreement.
"Senior Lenders" means the Lenders under the Senior Credit Agreement.
 "Senior Loan Document(s)" means the Senior Credit Agreement, the Senior Notes (if any), and the other Loan Documents (as defined in the Senior Credit Agreement), as any of the foregoing may be amended, restated or Refinanced from time to time.
"Senior Notes" is defined in Recital D above.
"Subordinate Debt" means all Debt of Parent owing to Subordinate Creditors (or either of them) (a) under the Subordinate Notes or (b) in respect of the Earn Out Payment, in either case whether now existing or hereafter arising and including all principal, premium, interest, fees, attorneys' fees, costs, charges, expenses, reimbursement obligations, any other indemnities or guarantees in each case with respect thereto (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding, or that would have accrued or become due with respect thereto under the terms of the Subordinate Debt Documents, but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding), in each case whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.
"Subordinate Debt Documents" means the Subordinate Notes, the Purchase Agreement, and any and all other agreements, instruments and documents executed between Parent and Subordinate Creditors in connection therewith, as any of the foregoing may be amended, restated from time to time.
"Subordinate Notes" is defined in Recital B above.

 "UCC" means the California Uniform Commercial Code, as amended or supplemented from time to time.
2. Subordination of Subordinate Debt.
(a) Unless and until all Senior Debt has been Paid in Full, Subordinate Creditors shall not, except as otherwise provided in Section 2(b) of this Agreement, (i) ask, demand, sue for, take or receive, or retain, from Parent or any other person or entity, by setoff or in any other manner, payment of all or any part of the Subordinate Debt, or take any other Enforcement Action with respect to the Subordinate Debt, (ii) forgive, cancel or discharge any of the Subordinate Debt, (iii) ask, demand or receive any security for the Subordinate Debt, (iv) amend the Subordinate Debt Documents or any other agreement, instrument or document evidencing or executed in connection with the Subordinate Debt in a manner that could reasonably be expected to be adverse to the holders of the Senior Debt (it being understood that the Purchase Agreement may be amended or modified, but only to the extent that such amendment is permitted pursuant to Section 7 of the Collateral Assignment), or (v) bring or join with any creditor in bringing any Insolvency Proceeding against Parent. Each Subordinate Creditor hereby directs Parent to make, and Parent hereby agrees to make, such prior payment of the Senior Debt to Agent and Senior Lenders.
(b) Notwithstanding the terms of Section 2(a) hereinabove, Parent may make, and Subordinate Creditors may receive and retain Permitted Payments and Reorganization Subordinated Securities.  Agent agrees to rescind any existing Blockage Notice at any time that no Senior Default exists and would result on a Pro Forma Basis from the making of a payment in respect of the Subordinate Debt.
3. Rights in Insolvency Proceeding.
(a) Upon any distribution of the assets of Parent in connection with any dissolution, winding up, liquidation or reorganization of Parent (whether in an Insolvency Proceeding or otherwise), Agent and Senior Lenders shall first be entitled to receive Payment in Full of all Senior Debt before either Subordinate Creditor shall be entitled to receive any payment in respect of the Subordinate Debt other than Reorganization Subordinated Securities.  Upon any such dissolution, winding up, liquidation or reorganization, any payment or distribution of assets of Parent of any kind or character, whether in cash, property or securities, to which a Subordinate Creditor would be entitled except for the provisions of this Agreement (including any such payment or distribution which may be payable or deliverable by virtue of the provisions of any securities which are subordinated as junior in right of payment to the Subordinate Debt) shall be made by the liquidating trustee or agent or other persons making such payment or distribution (whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise) (a "Paying Party"), or if received by either Subordinate Creditor, by such Subordinate Creditor directly to Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, to the extent necessary to pay in full the Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties.  Each Subordinate Creditor hereby authorizes and directs each Paying Party to pay over to Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, upon demand by Agent, all such payments or distributions without the necessity of any inquiry as to the status or balance of the Senior Debt, and without further notice to or consent of such Subordinate Creditor.  In furtherance of the foregoing, but not by way of limitation thereof, in the event Parent is subject to any Insolvency Proceeding, with the result that Parent is excused from the obligation to pay all or part of the interest otherwise payable in respect of the Senior Debt during the period subsequent to the commencement of any such Insolvency Proceeding, each Subordinate Creditor agrees that all or such part of such interest, as the case may be, shall be payable out of, and to that extent diminish and be at the expense of, reorganization dividends or distributions in respect of the Subordinate Debt.

(b) Each Subordinate Creditor hereby irrevocably authorizes and empowers Agent, in the event of any Insolvency Proceeding involving Parent, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, to execute, sign, endorse, transfer and deliver any and all receipts and instruments, and to file claims and take such other actions, all in the name of such Subordinate Creditor, or otherwise, in each case as Agent may reasonably deem necessary or advisable for the enforcement of this Agreement, but Agent has no obligation to do so. Each Subordinate Creditor, in the event of any Insolvency Proceeding involving Parent, hereby (i) agrees duly and promptly to take such action as may be required by Agent to collect the Subordinate Debt and/or to file appropriate proofs of claim in respect of the Subordinate Debt, (ii) authorizes and empowers Agent to vote the full amount of the Subordinate Debt in any Insolvency Proceeding and in any meeting of creditors of Parent, (iii) agrees to execute and deliver to Agent or its representatives on demand such powers of attorney, proofs of claim and other instruments as may be reasonably requested by Agent or its representatives in order to enable Agent to enforce any and all claims upon or with respect to the Subordinate Debt, to collect and receive any and all such payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinate Debt, and to vote the full amount of the Subordinate Debt in any Insolvency Proceeding or meeting referred to in clause (ii) of this subparagraph (b).
(c) In the event any payment or distribution of assets of Parent of any kind or character, whether in cash, property or securities, and whether or not pursuant to any dissolution, winding up, liquidation or reorganization, not permitted by or in accordance with the provisions of this Agreement shall be received by either Subordinate Creditor, such payment or distribution to Subordinate Creditor shall not be commingled with other funds and shall be held in trust for the benefit of, and shall be paid over or delivered to, Agent, or to its representative, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, in precisely the form received (except for the endorsement or assignment of such Subordinate Creditor where necessary).  In the event of any failure by such Subordinate Creditor to make any such endorsement or assignment, Agent is hereby irrevocably authorized to make same.
(d) Until the Senior Debt is Paid in Full, if Parent shall be subject to any Insolvency Proceeding and Agent consents to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code; herein, "Cash Collateral"), or to permit Parent to obtain financing provided by Agent or the Senior Lenders under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (such financing, together with any Cash Collateral use, collectively a "DIP Financing"), then each Subordinate Creditor agrees that it will consent to such Cash Collateral use and raise no objection to such DIP Financing.
(e) Until the Senior Debt is Paid in Full, each Subordinate Creditor agrees that it will consent, and will not object or oppose a motion to sell or otherwise dispose of any assets of Parent free and clear of the claims that are in favor of such Subordinate Creditor under Section 363 of the Bankruptcy Code if Agent and the Senior Lenders have consented to such sale or other disposition of such assets.
(f) In any Insolvency Proceeding involving Parent, each Subordinate Creditor agrees that it shall not contest (or support any other person contesting): (i) any request by Agent or Senior Lenders for adequate protection (whether in the form of payments, liens, a priority administrative expense claim, or otherwise); (ii) any objection by Agent to any motion, relief, action, or proceeding based on Agent claiming a lack of adequate protection (whether in the form of payments, liens, a priority administrative expense claim, or otherwise); or (iii) the payment of interest, fees, expenses, or other amounts to Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  In any Insolvency Proceeding involving Parent, Subordinate Creditors shall not seek adequate protection in the form of distributions in respect of the Subordinate Debt.

(g) Nothing contained herein shall prohibit or in any way limit Agent from objecting in any Insolvency Proceeding involving Parent to any action taken by Subordinate Creditors, including the seeking by Subordinate Creditors of adequate protection or the assertion by either Subordinate Creditor of any of its rights and remedies under the Subordinate Debt.
(h) Subordinate Creditors shall not propose or support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement.
(i) This Agreement extends to and covers all amounts due on the Senior Debt both before and after any filing of any Insolvency Proceeding by or against Parent, and Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties shall be entitled to amounts accruing on the Senior Debt from the date of filing of said Insolvency Proceeding to the date of Payment in Full of the Senior Debt.
4. Reserved.
5. Turnover.  Except for Permitted Payments as set forth in Section 2(b) of this Agreement, until such time as the Senior Debt has been Paid in Full, all amounts, whether in the form of cash, proceeds, checks, drafts, orders or other instruments for the payment of money, recovered with respect to any property of Parent shall promptly upon receipt thereof by either Subordinate Creditor be paid over and delivered in the form received, but with any necessary endorsements or instruments required for payment to Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, and, until so delivered shall not be commingled with any other funds or property but shall be held by such Subordinate Creditor upon an express trust for the benefit of Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties.
6. No Subrogation; etc.  Notwithstanding the terms and provisions of this Agreement, until the Senior Debt is Paid in Full, (i) Subordinate Creditors shall not be entitled to be subrogated to any of the rights of Agent or the Senior Lenders against Parent or any other person or entity, or any collateral security or rights of offset held by Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties for the payment of the Senior Debt, (ii) Subordinate Creditors shall not have any right of indemnity, reimbursement or contribution against Parent or any other person or entity for any payment of the Senior Debt, and (iii) each Subordinate Creditor hereby expressly waives each and every such right of subrogation, indemnity, reimbursement and contribution.
7. No Third Party Beneficiaries.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Subordinate Creditors and Agent, and are solely for the benefit of Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, and may not be relied upon or enforced by any party other than Agent, and nothing contained in this Agreement is intended to or shall impair the obligation of Parent, which is unconditional and absolute, to pay to Subordinate Creditors the Subordinate Debt as and when the same shall become due and payable in accordance with its terms, subject to the terms of this Agreement, or to affect the relative rights of Subordinate Creditors and creditors of Parent other than Agent and Senior Lenders.
8. Actions With Respect to Senior Debt.  Agent may, at any time and from time to time, without the consent of or notice to Subordinate Creditors, and without impairing or releasing the obligations of Subordinate Creditor hereunder: (i) exercise or refrain from exercising any rights against Parent and others; (ii) apply any sums by whomsoever paid or however realized to the Senior Debt; (iii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property whatsoever and by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt; (iv) release anyone liable in any manner for the payment or collection of any Senior Debt; (v) settle or compromise all or any part of the Senior Debt, and subordinate the payment of any part of the Senior Debt to the payment of any other indebtedness (including any other part of the Senior Debt); and (vi) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, the Senior Debt or the security therefor, or otherwise amend, restate or Refinance in any manner the Senior Loan Documents.

9. No Assignments.  No part of the Subordinate Debt or any instrument evidencing or securing the same has been heretofore transferred or assigned, and Subordinate Creditors shall not transfer or assign any part of the Subordinate Debt nor any instrument evidencing the same without the until the Senior Debt is Paid in Full.  Notwithstanding the foregoing, either Subordinate Creditor may transfer or assign his Subordinate Debt to a transferee or assignee (a) whose principal place of business or principal residence is in one of the states of the United States, (b) that executes and delivers to Agent a subordination agreement that is substantially in the form of this Agreement and is otherwise in form and substance acceptable to Agent in its sole discretion, and (c) is acceptable to Agent in its sole discretion. Agent agrees that any assignee that is an heir of or trustee of a family trust established by the applicable Subordinated Creditor is acceptable to Agent.
1. Reserved.
10. No Subordinate Liens. Each Subordinate Creditor represents and warrants that no Liens exist to secure any Subordinate Debt.  Until the Senior Debt has been Paid in Full, Subordinate Creditors shall not voluntarily accept, take or hold a Lien in any collateral as security for the Subordinate Debt. Notwithstanding the foregoing, if Subordinate Creditor shall accept, take or hold any such non-permitted Lien, the Lien in the collateral in favor of or held for the benefit of Agent, for the ratable benefit of itself, the Senior Lenders and the other Secured Parties, as security for the Senior Debt has and shall have priority over the Lien in the collateral in favor of Subordinate Creditors notwithstanding any statement or provisions contained in the Subordinate Debt Documents or otherwise to the contrary and irrespective of the time or order of filing or recording of financing statements, deeds of trust, mortgages, or other notices of security interests, liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured creditors.
11. Reserved.
12. Remedies for Breach.  In the event of a breach by Subordinate Creditors of any of the provisions of this Agreement, or in the event any representation or warranty contained herein or furnished by Subordinate Creditors shall prove to have been false when made, Agent shall have all rights provided to it under law or equity, including without limitation the right to sue Subordinate Creditors to recover damages suffered by Agent and Senior Lenders as a result of such breach, and the right to obtain injunctive relief.
13. Further Assurances.  Each Subordinate Creditor shall give, execute and deliver any notice, statement, instrument, document, agreement or other papers that Agent may reasonably request, in order to create, preserve or validate the rights of Agent and Senior Lenders hereunder, or otherwise to effect the purposes of this Agreement.
14. Continuing Agreement.  This Agreement is a continuing one until the Senior Debt has been Paid in Full, and all Senior Debt to which it applies or may apply under the terms hereof shall conclusively be presumed to have been created in reliance hereon.

15. Legends.  Subordinate Creditors shall conspicuously mark any instrument evidencing the Subordinate Debt, including any the Subordinate Notes, with a legend specifically referring to this Agreement in form and substance reasonably satisfactory to Agent, and promptly deliver a copy of such legended instrument to Agent, certified by Subordinate Creditors.
16. Attorneys' Fees and Expenses.  Subordinate Creditors hereby agree to pay upon demand all attorneys' fees and expenses reasonably incurred by Agent in connection with the enforcement of Agent's rights under this Agreement.
17. Reinstatement of Agreement.  Subordinate Creditors and Parent agree that, if at any time all or any part of any payment previously applied to the Senior Debt is or must be returned by Agent or Senior Lenders, or recovered from Agent or Senior Lenders, for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made, and, in addition, Parent hereby agrees to indemnify Agent and Senior Lenders against, and to save and hold Agent and Senior Lenders harmless from any required return by Agent or Senior Lenders, or recovery from Agent or Senior Lenders, of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.
18. Termination.  This Agreement shall automatically terminate without the action of any person or entity upon the Payment in Full of the Senior Debt, subject to Section 18 hereof.  Upon such termination, at the request of any Subordinate Creditor, Agent shall execute and deliver any notice, statement, instrument, document, agreement or other papers that any such Subordinate Creditor may reasonably request, in order to evidence such termination.
19. Approval of Senior Loan Documents.  Each Subordinate Creditor acknowledges that it has received a copy and is familiar with the terms of and conditions of the Senior Credit Agreement and the Senior Loan Documents as in effect on the date hereof, and each Subordinate Creditor approves all such terms and conditions and consents to the execution and delivery thereof and of this Agreement by Parent, and to the performance of each thereof by Parent.
20. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other party in accordance with this Section 21. Each such notice, request or other communication shall be deemed given (i) on the second (2nd) business day after deposit in the United States mail, postage prepaid, (ii) on the next business day after deposit with an overnight courier service (such as Federal Express, DHL or the like), or (iii) upon receipt of an answerback confirmation in the case of transmission via facsimile sent and confirmed during normal business hours; provided that actual notice, however and from whomever given or received, shall always be effective on receipt.  Such notices shall be sent:

If to Subordinate Creditors:
Dr. Michael G. Mathews
3501 Chimney Rock Dr.
Flower Mound, Texas, 75022
Email: michael.mathews@cynergistek.com

And

Michael H. McMillan
513 Highland Springs Rd.
Georgetown, Texas, 78633
Email: mac.mcmillan@cynergistek.com

With a copy to:
Gardere Wynne Sewell LLP
2021 McKinney Avenue
Suite 1600
Dallas, Texas 75201
Attn: Lawrence B. Goldstein
Fax: (214) 999-3564

If to Agent:
Avidbank
50 West San Fernando Street, Suite 850
San Jose, CA 95113
Attn: Jon Krogstad
Telephone:   (408) 200-7392
Email:    jkrogstad@avidbank.com
With a copy to:
Avidbank
 400 Emerson Street
Palo Alto, California 94301

If to Parent:	Auxilio, Inc. 26300 La Alameda, Suite 100 Mission Viejo, CA 92691 Attn: Paul Anthony Telephone: 949.614.0698 Email: paul.anthony@auxilioinc.com
21. Amendments.  This Agreement shall not be changed orally but shall be changed only by agreement in writing signed by the party asserted to be bound thereby (without any necessity for notice to or consent by Parent, which are expressly WAIVED by Parent unless Parent is the party asserted to be bound thereby).  No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.
22. Miscellaneous.
(a) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.
(b) The provisions of this Agreement are severable.  The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions.  If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof.

23. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; CLASS ACTION WAIVER.
(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.
(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  THE PARTIES WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 24.
(c) THE PARTIES EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE PARTIES REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d) IF PERMITTED BY APPLICABLE LAW, EACH PARTY ALSO WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL.  EACH PARTY (I) CERTIFIES THAT NO ONE HAS REPRESENTED TO SUCH PARTY THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE JURY AND CLASS ACTION WAIVERS IN THE EVENT OF SUIT, AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, AGREEMENTS, AND CERTIFICATIONS IN THIS SECTION.
24. Reference Provision. In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.
(a) With the exception of the items specified in clause (b) below, any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in this Agreement, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the "Court").

(b) The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.
(c) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.  Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).
(d) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.
(e) The referee will have power to expand or limit the amount and duration of discovery.  The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.
(f) Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding.  All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(g) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference.  Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive.  The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee.  The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.
(h) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration.  The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.
(i) THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.
25. Controlling Agreement.  In the event of any conflict between the terms and conditions of the Subordinate Debt Documents and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern and control.
26. Patriot Act Notification.  Agent is subject to the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the "Patriot Act") and hereby notifies Subordinate Creditor that pursuant to the requirements of the Patriot Act, Agent is required to obtain, verify and record information that identifies Subordinate Creditors, which information includes the names and addresses of Subordinate Creditors and other information that will allow Agent to identify Subordinate Creditors in accordance with the Patriot Act.
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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date set forth in the first paragraph hereof.
SUBORDINATE CREDITORS:	/s/ Michael G. Mathews DR. MICHAEL G. MATHEWS
/s/ Michael H. McMillan MICHAEL H. MCMILLAN

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PARENT:	AUXILIO, INC., a Nevada corporation By: /s/ Paul T. Anthony Name: Paul T. Anthony Title: Chief Financial Officer

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AGENT:	AVIDBANK By: /s/ Jon Krogstad Name: Jon Krogstad Title: Senior Vice President